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                          GOLD TERM SERVICES AGREEMENT

WELCOME to autobytel.com inc.'s family of accredited motor vehicle dealers. This Agreement is entered into by and between autobytel.com inc., a Delaware Corporation, with its principal place of business at 18872 MacArthur Blvd., Irvine, California 92612 ("ABT" or "Us" or "We" or "Our") and [LEGAL_NAME], a(n) [INC_ST] [ENTITY] dba [DBA] with its principal place of business at [ADDRESS], [CITY], [ST] [ZIP] ("Dealer" or "You" or "Your"). (ABT and
Dealer, each a "Party" hereunder are sometimes collectively referred to herein as the "Parties.")

        In consideration of the following mutual promises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ABT and Dealer, on their own behalf and on behalf of each of their "d.b.a." operation(s) set forth in Appendix "A" attached hereto, intending to be legally bound hereby, warrant, covenant and agree as follows:

I.  OUR COMMITMENT TO YOU:

1. ABT promises to provide an Internet-based marketing program and Online services to attract potential purchasers to http//www.autobytel.com, (THE "WEBSITE"); The term Purchase Request(s) as utilized in this Agreement, refers to vehicle purchase or lease referral requests originating from the Website. Nothing in this section shall be construed to include direct vehicle orders or locating services.

2. ABT promises to use reasonable efforts to promptly forward to You information regarding an identified potential purchaser whose purchase/lease request originating through the Website from within Your assigned Primary Market Area (PMA);

3. ABT promises to provide You with technical support during regular business hours (Pacific Standard Time) to assist You and/or Your representative(s) in the use of Our products and services. Except where otherwise informed by the technical support staff at the time services are requested, this service is included in your monthly subscription fees. As some services require substantial time and effort to complete, ABT reserves the right to institute supplemental charges for some services without prior notification;

4. We promise to provide consumers with assistance and support through Our Customer WOW! Program, during normal business hours (Pacific Standard Time);

5. We agree, subject to individual state law restrictions, to continue to develop, maintain, and enforce uniform Customer Service Standards that will be implemented by Our subscribing dealers. To meet such a commitment, ABT reserves the right to amend the Customer Service Standards from time to time to modify, eliminate or impose additional Customer Service Standards as the law or the changing business climate may dictate;

6. We promise to promptly notify Dealer in writing of any revisions to the Customer Service Standards outlined herein. We will not impose amendments or additions to Our Customer Service Standards unless they are applied to all subscribing dealers within Your state;

7. We promise to use reasonable efforts to effectively communicate mutually beneficial information relating to the ABT products and services provided during the term of this Services;

8. ABT shall use its reasonable efforts to provide prompt transmission of data to Dealer. Except as otherwise provided for in paragraph I (16) below, ABT shall not be liable for any loss of data, delays or errors in transmitting data or any loss of business due to electrical power source failure, telephone transmission failure, unforeseen criminal acts of others, Natural Disaster, acts of God, or any other conditions beyond our control.

9. We are responsible to maintain Our own equipment at Our sole expense and will assume all responsibility for loss, damage, and maintenance to Our own equipment;

10. We hereby grant to You a nonexclusive, non-transferable license that will allow up to two simultaneous users to access Our proprietary Dealer Real Time (DRT) information communications system to receive Purchase Requests;

11. NEW VEHICLE EXCLUSIVE PRIMARY MARKET ASSIGNMENT ("PMA"): You have been assigned an exclusive market area for the subscribed new vehicle franchises of [FRANCHISES]. This exclusive area effects new vehicle Purchase Requests originating from Our Website only. The U.S. Postal Code description of this PMA assignment is set forth in Exhibit "A" attached to this Agreement and incorporated herein by this reference. ABT has sole and complete authority to define Your PMA. Except in the case of a holdover as set forth in paragraph 13 below, Your exclusive PMA will remain in effect for six (6) months without the possibility of adjustment except by the mutual consent of both . ABT reserves the right to conduct a market representation study to determine the effectiveness of Your PMA during the term of this Agreement. ABT in their sole discretion may use the results of these studies to among other things, evaluate the market value of Your PMA and Your effectiveness in servicing purchase requests from Your PMA. ABT reserves the right to adjust Your PMA should the U.S. Postal service make any changes to the zip codes represented or as necessary following a market study. ABT will provide You with not less than thirty-(30) days written notice of the pending change; ABT shall not be held liable for any unnoticed changes in Your PMA as a result of U.S. Postal Service mandated zip code alteration(s).

12. TERM: This Agreement shall be for a term of twelve (12) months, unless terminated earlier pursuant to section Section I (13) or II 20. Upon the consent of ABT this Agreement may be extended at twelve (12) month intervals, up to a maximum of five (5) successive terms . All renewal confirmations and consent by ABT shall be evidenced in writing and delivered to Dealer in accordance with section III 4. In the event services are continued without written extension, this agreement and all non-conflicting terms therein shall be deemed as a holdover contract and extended on reoccurring a month-to-month basis until terminated by either party or by breach of any part of this Agreement.

13. ABT MAY TERMINATE THIS AGREEMENT:

            a) immediately for any breach of this Agreement by You which is not cured within ten (10) days after You receive written notice of the breach from Us;

            b) immediately if any fees due ABT under this Agreement are unpaid and outstanding more than thirty (30) days after ABT makes a written request for payment;

            c) immediately, if Dealer is guilty of willful misconduct in the performance of its duties under this Agreement;

            d) immediately upon a finding of Dealer's violation of state or
               Federal law or conviction for such violation, whether administratively, civilly, or criminally;

            e) Immediately upon discovery of Dealers' sale or transfer of all or substantially all of its dealership assets and/or management and control.

            f) immediately if an order for liquidation against You is entered and not stayed in a bankruptcy proceeding;

            g) upon sixty (60) days (30 days in the case of a holdover term)
               written notice to You.

14. TAXES: We shall be responsible for paying all taxes imposed upon Us by reason of the compensation paid to Us for providing services to You under this Agreement.

15. INDEMNIFICATION: We promise to indemnify and hold harmless You and Your subsidiaries and/or affiliates and Your respective members, managers, directors, officers, employees, and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to Our negligence or wrongful conduct, or arising out of any third-party claim. In the event We are served with notification of action or suit against You, We will promptly notify You of such claim.

    We promise to defend at Our sole cost and expense, all such claims, actions, lawsuits, or proceedings. In all events, You, in your sole discretion, shall have the right to participate in the defense of any such action through counsel of your own choosing at Your sole expense. In the event We are served with notification of action or suit against You, We promise to promptly notify You of such claim(s), and Dealer, in Your sole discretion, shall defend all such actions or suits through counsel of Your own choosing.

II. YOUR COMMITMENT TO US:

1. At all times during the term of this Agreement, You and/or Your designated representatives will abide by the terms of this Agreement and will perform the duties as set forth herein, in accordance with the terms of this Agreement.



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2.  Your Dealer Principal and General Manager will actively participate in the application, implementation, and operation of the ABT service system within the dealership(s).

3. You understand and agree that You are responsible for all internal costs, if any, associated with implementation of Our systems and services within Your facilities.

4. You will dedicate at least one (1) key employee to be responsible for the new vehicle program and at least one (1) key employee to be responsible for the Certified Pre-Owned CyberStore program, if so elected. This person(s) will be empowered to act as a liaison between ABT and Dealer. This person(s) shall be referred to as the "ABT Manager." You promise to notify Us in writing within ten (10) days with the identity of any newly designated ABT Manager.

5. You will make Your ABT Manager(s) available to Us for training upon reasonable request and notice, Your Dealer Principal and General Manager agree to participate in at least one (1) ABT-U Basic Training program or other similar program affiliated with ABT, offered by ABT either at the Dealer's facility or at an offsite facility offered by ABT, within One Hundred Twenty (120) days from the date of this Agreement. ABT shall reserve for You, free of tuition costs, two (2) seats for ABT Manager Training and one seat per Dealer Manager per franchise per year at an ABT-U Basic Training course or other similar program affiliated with ABT. Additional seats may be purchased at a cost of Two Thousand Five Hundred Dollars ($2,500.00) per seat. Dealer will ensure that each ABT Manager will attend at least one ABT Phone Training Session prior to activating our services and
    (1) ABT-U Basic training course or other similar program affiliated with ABT within ninety (90) days from the date of this Agreement. Dealer understands that ABT will not forward Purchase Requests under this Agreement until such time as The ABT Manager Phone Training has been completed. ABT may suspend Purchase Requests in the event all ABT-U Basic Training or other similar program affiliated with ABT has not been completed by the qualified ABT Manager(s), Dealer, and GM within the time frames stated herein. Until such time as Dealer's compliance with this term has been confirmed by ABT, ABT is hereby granted express authority and permission to re-route any Purchase Requests received from Dealer's PMA to the nearest qualified ABT subscribing dealer or in the alternative, a manufacturer for the vehicle type requested with whom ABT has a business relationship for secondary marketing of the subject vehicle make, without prior notice to Dealer.

6. You will set aside and designate a work area within Your dealership wherein the ABT Manager(s) may perform his/her/their duties under this Agreement.

7. When working with each Purchase Requester provided to You through Our service system, You will, at all times, act in good faith and in accordance with state and federal laws.

8. You promise to reasonably participate in ABT's program offerings, including any programs or services developed in the future.

9.  CUSTOMER SERVICE STANDARDS:

        A Dealer shall contact one hundred percent (100%) of the Potential Purchasers within one (1) business day of Dealer's receipt of the inquiry from ABT. ABT retains the right to re-route to another accredited ABT dealer, at any time, any Purchase Requester(s) not contacted by You, without prior notice; and

        B Dealer's initial response shall be by telephone or e-mail and shall confirm receipt of the Purchase Request. Dealer shall at the same time, but in no event more than two (2) business days following receipt of the Purchase Request, disclose all of the following information (the "Dealer Information"):

                  a)  the availability of the vehicle inquired about;

                  b) the manufacturer's suggested retail price (MSRP) of the vehicle;

                  c)  availability of all requested options;

                  d) the complete price that You will sell or lease the vehicle to the Potential Purchaser, including all options requested, preparation fees, destination fees and/or advertising costs or charges not otherwise included in the vehicle price;

                  e) all relevant financing terms and conditions which may apply to the purchase or lease transaction requested;

                  f) all other terms, costs and conditions required by law to be disclosed to prospective purchasers; and

                  g) ABT retains the right to re-route any Purchase Request(s) to another accredited ABT Dealer in the event the information called for in this section II(9)(B) are not completely disclosed to a Purchase Requester(s).

        C You agree to maintain an Overall Satisfaction Index (OSI) score as measured by ABT at a level that is equal to or above the regional average for comparable make dealers in Your PMA area. OSI is a quarterly scoring method which measures and ranks performance by comparing Dealer's average Purchase Request contact ratio, actual sales completed from Purchase Requests provided, the number of finance transactions completed through ABT, and customer service ratings as provided by customer surveys, with those of other similarly situated Dealers within a region. ABT in their sole discretion may extend the term of this Gold Term Services Agreement as specified in Section Section I(12) herein.

        D You promise that all Dealer Information, including the price, that You transmitted to a Potential Purchaser shall be valid and be binding on Dealer for a period of seven (7) days after its transmittal, provided the identified vehicle still remains available for sale. If You relied on a manufacturer sponsored program when quoting Your pricing, terms, incentives or availability of vehicles, the time period in which the Dealer Information must be valid shall coincide with the termination date of the Manufacturer's program or seven (7) days, whichever is less. If the offer time is less than seven (7) days for the above reason, You promise to include a statement in the Dealer Information informing the Prospective Purchaser of any reduction in the time period as set forth above. You agree that any claim for damages or loss arising out of Your failure to inform Potential Purchasers of all Dealer Information required by this section shall be borne solely by You and not ABT.

        E Unless otherwise agreed to in writing between the Parties hereto, You promise to adopt and abide by revisions to any Customer Service Standard no later than thirty (30) days following notification of a change, even though they may require additional work or expense to implement.

10. You promise to use reasonable efforts to effectively communicate to ABT mutually beneficial information relating to the ABT products and services provided during the term of this Services.

11. You agree to update, on a weekly basis, Your sales data in the Dealer Real Time(R) System indicating the number and names of Potential Purchasers who purchased or leased vehicles from You through Our system. You agree to include in Your data, the number of those vehicles financed and amount financed and such other related data as may from time to time be requested.

12. You agree to provide at Your own expense, dedicated access to an IBM compatible personal computer with Internet access and related equipment that meets or exceeds the minimum specifications published from time to time, by ABT. You are solely responsible for ensuring that your computer system is in compliance with all-relevant "Year 2000" specifications. Upon request, you agree to provide Us with written assurances regarding your compliance with this provision.

13. In addition to the personal computer outlined above, You agree to provide at Your own expense, a dedicated workstation that is at a minimum, comprised of a desk, a compatible printer, telephone, and other office supplies and equipment as may be necessary to receive and properly implement at Your dealership, the services contemplated by this Agreement.

14. You are responsible to maintain Your own equipment at Your sole expense and will assume all responsibility for loss, damage, and maintenance to Your own equipment.

15. You understand that ABT services are free of charge to a Purchase Requester. You or any employee/agent of You, are expressly prohibited from representing to any Purchase Requester, in any manner, either orally or in writing, the existence of any charge or fee to be paid to You or to You on behalf of ABT by reason of their using Our services to facilitate the Purchase or Lease of any vehicle from You.

16. DEALER REAL TIME SYSTEM(U.S.PAT.PEND.) (DRT): You agree to actively utilize the DRT information system in the daily implementation of the services contemplated by this Agreement. As an express condition of the license hereby granted to You by ABT, You are prohibited from reselling, loaning or otherwise sharing the use of Your password with anyone not subject to this contract.



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17. CERTIFIED PRE-OWNED CYBERSTORE(R) PARTICIPATION ELECTION (OPTIONAL): Your
    participation in Our Pre-Owned vehicle program is optional and there is an additional charge for this service. The terms and conditions of Your participation in this program are set forth separately in Appendix "B" attached to this Agreement and incorporated herein by this reference.

18. AFTERMARKET ACCESSORIES (OPTIONAL): Your participation in Our Aftermarket Accessory program is optional and there is an additional charge. If you are electing to participate in this program at this time, the terms and conditions of Your participation in this program are set forth separately in attached Appendix "C" to this Agreement and incorporated herein by this reference.

19. COMPENSATION TO ABT: You promise to pay ABT a monetary fee for services rendered as follows:

         [SIGN_UP_FEE_WRITTEN] ([SIGN_UP_FEE_]) as an initial start-up fee which You paid at the time of your original application for services. Of this fee, [DRT_LIC_FEE_WRITTEN] ([DRT_LIC_FEE_]) has been allocated to the DRT initial start-up fee. As additional ongoing consideration, You agree to pay ABT the amount of [MONTHLY_FEE_WRITTEN] ([MONTHLY_FEE_]) as a total monthly Services fee, which is due and payable in advance on the first day of every calendar month. The total monthly amount due shall be allocated as follows: DRT Access Fee, [DRT_MONTHLY__]; Certified Pre-Owned CyberStore [UCC_MONTHLY_], and [MAKE_1], [MAKE_1_MONTHLY_] [MAKE_2] [MAKE_2_MONTHLY_] [MAKE_3] [MAKE_3_MONTHLY_] [MAKE_4] [MAKE_4_MONTHLY_] [MAKE_5] [MAKE_5_MONTHLY_] [MAKE__6] [MAKE_6_MONTHLY_] [MAKE__7] [MAKE_7_MONTHLY_]

    For the purpose of this agreement the term "services" shall mean the forwarding of the Purchase Requests only by ABT to Dealer. Services are deemed rendered at the time a Purchase Request is forwarded by ABT to Dealer, and is not contingent upon an actual sale being consummated. The amount of fees charged for your Services is determined by several factors, including but not limited to your geographical location, the franchise make of vehicle you offer through this Service, population concentrations, per capita vehicle registrations for your PMA, and ABT's Seasonal Annual Adjusted Rate (SAAR) percentage share of national retail vehicle sales for the year in question. ABT, in Our sole discretion, may change the amount of the fees charged to You upon thirty-(30) days prior written notice. The parties agree however, that in no event shall more than two (2) increases be made to the amount of the fee within the initial twelve-(12) month period. ABT however, reserves the right to change the structure, method and/or basis of the fee at any time during the term of this Agreement and any extensions thereof including, without limitation, charging a fee per Purchase Request or changing the structure to combine a flat service fee and a per Purchase Request fee billing format. Any of the foregoing changes shall be effective upon thirty-(30) days written notice to You and shall NOT require an affirmative response or any further action by the parties. The parties hereto agree that a change to the fee structure shall not count as a change in the amount of the fee for the purposes of this section or section II(20)(f) below. Payments received more than thirty (30) days following the invoice date shall be subject to a late fee of $25.00 and shall incur interest charges on the balance due at an annual percentage rate of eighteen (18.0%) percent per annum. ABT reserves the right to suspend services for any payment sixty-(60) days or more past due until the account is brought current.

    The first month's total fee and initial sign-up fee is due and payable concurrently with the execution of this Agreement, receipt of which is hereby acknowledged. All fees paid to ABT under this Agreement are deemed earned upon the execution of this Agreement or delivery of services whichever occurs first. All fees paid to ABT pursuant to this Agreement are non-refundable regardless of circumstances.

20.   DEALER MAY TERMINATE THIS AGREEMENT :

           a) immediately, if an order for liquidation against ABT is entered and not stayed in a bankruptcy proceeding;

           b) immediately, if ABT is guilty of willful misconduct in the performance of its duties under this Agreement; or

           c) immediately for any breach of this Agreement by US which is not cured within ten (10) days after You provide written notice of the breach to Us; or

           d) immediately upon a finding of ABT's violation of state or Federal law or conviction for such violation, whether administratively, civilly, or criminally;

           e)  upon thirty (30) days written notice in accordance with Section
               Section III(4) of this Agreement following the effective date of any adjustment in Dealer's PMA pursuant to Section Section I(11) of this Agreement;

           f)  upon thirty (30) days written notice in accordance with Section
               Section III (4) of this Agreement following the effective date of any increase in Dealer's monthly Services fee pursuant to Section
               Section II(19) of this Agreement;

           g) for all new vehicle programs, for any reason on or after the last day of the sixth (6) month from the date of this Agreement, upon thirty (30) days written notice in accordance with Section
               Section III(4) of this Agreement. Cancellation prior to the last day of the sixth month of the subscription shall be accepted only upon the written consent of ABT and full payment of the monthly subscription fees charged from the date of cancellation to the sixth month anniversary.

           h) Certified Pre-Owned Cyberstore can be canceled at any time with 30 day written notice.

           i) under any of the circumstances above, You shall remain responsible for all fees due and payable up through the effective date of the cancellation.

21. TAXES: You are solely responsible for paying all taxes (local, state and federal) imposed as a result of the sale or lease of any vehicle(s). In the event We are required to collect and/or pay any taxes by reason of a consumer's purchase or lease of a vehicle from You through the services ABT provides to You, You agree to promptly reimburse Us for those taxes We were required to pay within ten (10) days following receipt of written notification from ABT.

22. INDEMNIFICATION: You promise to indemnify and hold harmless ABT and Our subsidiaries and/or affiliates and Our respective members, managers, directors, officers, employees, and agents against any and all losses, liabilities, claims, awards, damages, judgments, settlements, and costs, including fees and expenses, arising out of or related to Your negligence or wrongful conduct, or arising out of any third-party claim. In the event You are served with notification of action or suit against ABT, You will promptly notify ABT of such claim.

    You promise to defend at Your sole cost and expense, all such claims, actions, lawsuits, or proceedings. In all events, ABT, in Our sole discretion, shall have the right to participate in the defense of any such action through counsel of Our own choosing at Our sole expense. In the event We are served with notification of action or suit against You, We promise to promptly notify You of such claim(s), and You, in Your sole discretion, shall defend all such actions or suits through counsel of Your own choosing.

III.  GENERAL TERMS & CONDITIONS:

1. WARRANTY LIMITATION: ABT does not guarantee or warranty the performance of the services provided hereunder including but not limited to the number of Purchase Requests or vehicle sales/leases Dealer may receive from Our service. You specifically waive all warranties, expressed or implied, arising out of or in connection with the services to be provided by ABT hereunder. Specifically excluded are all warranties, expressed or implied, including but not limited to, merchantability and fitness for a particular purpose. In no event shall ABT be liable for any loss of business profits or for any consequential, incidental, punitive or similar damages, or for any third-party claims of damages, even if advised of the possibility of such damages.

2. NO WAIVER: The failures of either Party to exercise in any respect any right provided for herein shall not be deemed a waiver of any right hereunder.



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3.  INDEPENDENT CONTRACTOR ARRANGEMENT. The relationship created by this
    Agreement between ABT and Dealer is intended to be and shall for all purposes hereunder be considered as an independent contractor. Nothing contained in this Agreement and/or any Appendices or Amendments hereto shall be construed as intending, creating or constituting a franchise, partnership, agency, or joint venture between ABT and Dealer.

4. NOTICES: All notices and requests in connection with this Agreement and/or any Appendices and/or Amendments hereto shall be given or made upon the respective Parties in writing signed by an officer or other dually authorized agent of the corporation and shall be deemed given by any of the following means 1) on the day deposited in the U.S. mail, postage prepaid, and addressed as designated at the top of this Agreement, or to such address as the Party to receive the notice or request so designates by written notice to the other. 2) by Facsimile which shall be deemed received on the day sent when a confirming notice from the sending facsimile machine has been generated. Or 3) by overnight delivery service or courier, which shall be deemed received on the day of physical delivery.

5. ASSIGNMENT: This Agreement and the rights and duties hereunder, including any Appendices or Amendments hereto shall not be assignable by Dealer, except upon written consent of ABT. This Agreement and the rights and duties hereunder shall be assignable by ABT without restriction upon ten (10) days written notice to Dealer.

6. PRESS RELEASES: Unless We agree in writing to the contrary, You are prohibited from issuing any press release(s) or making any public announcement(s) regarding Your business relationship with ABT or ABT's services or programs provided to You. You may however, make references to Your affiliation with autobytel.com inc. in any advertisement published by You for Your own benefit.

7. GOVERNING LAW AND JURISDICTION: This Agreement and the performance hereunder shall be governed and construed in accordance with the laws of the State of California. Any dispute or claim arising between the Parties hereto brought by Dealer against ABT shall be brought in a court of competent jurisdiction within the state of California, in and for the county of Orange. Any dispute or claim arising between the Parties hereto brought by ABT against Dealer shall be brought in a court of competent jurisdiction within the state and county in which the Dealership resides.

8. ATTORNEY FEES AND COSTS: In the event any action shall be instituted to resolve a dispute between the Parties regarding this Agreement or to enforce the terms of this Agreement, the prevailing Party in such action shall be entitled to reasonable attorneys fees and costs incurred as a result. As used in this section, the word "action" includes but is not limited to any act requiring legal counsel involvement up to and including a formal litigation filed in a court of competent jurisdiction.

9. CONFIDENTIALITY: Each of the Parties hereto, on behalf of themselves and their employees, agree to keep all non-public information gained as a result of the business dealings contemplated in this Agreement confidential. Each Party may however, use such confidential information for their internal use only to further their performance under this Agreement. Dealer understands and agrees that the sale or unauthorized use or disclosure of any trade secrets or other confidential information, including but not limited to private information provided by Purchase Requester constitutes theft and will greatly damage ABT and is prohibited unless consented to in writing by the purchase requestor. Dealer shall not impart ABT's services or the concept thereof to any person or entity other than Dealer's key employee(s) without the previous written consent of ABT. ABT reserves the right to transmit pertinent vehicle information to consumers making inquiries concerning the terms of purchase and financing or leasing of motor vehicles. Notwithstanding the foregoing, if either Party is required to produce any such information by order of any government agency, court of competent jurisdiction, or other regulatory body, it may, upon not less than five-(5) days written notice to the other Party, release the required information.

10. TITLE TO SYSTEM, TRADEMARKS: To the extent permitted by law, the services to be provided under this Agreement and any Appendices or Amendments are proprietary to ABT, and title thereto remains in ABT. All proprietary title and rights held by ABT extends to any extension of this Agreement and any Appendices and Amendments, together with all copies thereof. All applicable rights to patents, copyrights, trademarks, and trade secrets in the System and in the name "Autobytel.com" and its logo, now and in the future, belong exclusively to ABT. Any and all trademarks and service marks associated with ABT are and shall forever remain the exclusive property of ABT. Upon the written consent of ABT, Dealer is permitted to use the trademark and service mark for inclusion on business cards, and media advertisements that communicate Your association with ABT. You may request, in writing, a copy of ABT's logo, trademarks, artwork, and other printed material for use in Your advertisements. This authority to use ABT's name, logo, and other artwork is revocable at any time by ABT. ABT reserves the right to review such uses and if determined to be abusive of this privilege, revoke Your permission to use the trademark in the future.

11. CONTROLLING AGREEMENT: This Agreement and all Appendices and Amendments hereto supersedes any and all Agreements, oral or written, between the Parties, and contains all of the representations, covenants, and Agreements between the Parties with respect to services described in this Agreement. Each Party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any Party, or anyone acting on behalf of any Party, which are not contained in this Agreement and/or any Appendices and/or Amendments hereto. No other agreement(s), statement(s), or promise(s) not contained in this Agreement or Appendices or Amendments hereto will be valid or binding.

12. MODIFICATIONS TO AGREEMENT: Except where otherwise set forth in this Agreement, all modifications or amendments to this Agreement shall be in writing, properly noticed in accordance with the notice provisions of this Agreement. Any amendment, change or modification of this Agreement will be effective only when in writing and signed by the Party to be charged. Such signature shall not be unreasonably withheld by the Party to be charged and shall be returned to the maker not more than ten (10) calendar days after receipt. Except where otherwise reserved in this Agreement, including without limitation, section II(19) hereof, the Parties agree that any unilateral changes, amendments or modifications made by one Party are invalid against the other Party unless ratified in writing by the Party to be charged.

13. APPENDICES & AMENDMENTS: All Appendices and subsequent Amendments hereto are incorporated into this Agreement by this reference as through fully set forth herein.

14. SEVERABILITY: If any provision of this Agreement shall be held to be invalid, illegal or unenforceable, such determination shall in no way alter or impair the validity, legality, and enforceability of the remaining provisions of this Agreement and any Appendices and/or Amendments

15. REQUISITE AUTHORITY: The undersigned hereby represents that he or she is authorized on behalf of their respective corporations to enter into this Agreement, and that each corporation is in good standing under the laws of the state of their incorporation.


This Agreement is executed this ______day of _________________________, 2000.


Dealer: [LEGAL_NAME]                       autobytel.com inc


By: _________________________________      By: _________________________________

Name: [AA_1ST_NAME] [AA_LAST_NAME]         Name: Ann Delligatta

Title: [AA_TITLE]                          Title: Chief Operating Officer

                                  APPENDIX "B"

                     CERTIFIED PRE-OWNED CYBERSTORE ELECTION

The undersigned Dealer elects to participate in the Certified Pre-Owned CyberStore(R) services program and agrees to the following terms and conditions, in addition to those set forth in the Gold Term Services Agreement:


1. MONTHLY SUBSCRIPTION FEE: You promise to pay ABT a monthly subscription fee of [UCC_MONTHLY_] in addition to all other fees due under the terms of this Agreement. All fees paid to ABT under this agreement are deemed earned upon the execution of this agreement or delivery of services whichever occurs first. All fees are due and payable on the first day of each calendar month. All fees paid to ABT pursuant to this agreement are non-refundable regardless of circumstances. ABT, in our sole discretion, may change the fee charged to you upon thirty- (30) days written notice.

2.  CUSTOMER SERVICE GUIDELINES

        Dealer agrees to abide by Certified Pre-Owned CyberStore(R) Customer Service Guidelines ("Guidelines"). ABT in their sole discretion may, from time to time, amend the Guidelines, or impose additional Guidelines on thirty-(30) days' notice to Dealer. Dealer acknowledges that following the Guidelines are crucial to the value of ABT's services and agrees to follow them and any amendments or additions to it even though they may require extra work or expense. The Guidelines include the following:

        (i) LIMITED WARRANTY: Dealer will establish and offer a limited warranty ("warranty") all vehicles sold through the Certified Pre-Owned CyberStore(R). Offering vehicles through the Certified Pre-Owned CyberStore(R) on an "as-is" or "implied warranty only" basis is specifically prohibited. The warranty coverage shall be in addition to any implied warranties prescribed by the laws of the state in which You are located. In all cases Your limited warranty offering shall not be less favorable to the purchaser than the law of the jurisdiction where Dealer is located, and as a minimum will be for a duration of not less than Three (3) months or 3,000 miles, whichever comes first. The warranty will cover all mechanical and safety systems required by law as well as any additional vehicle systems You specifically promise to cover in Your warranty documentation. Dealer will provide each Purchase Requestor a written document at the time of contracting that explains in detail, the terms and conditions of Your warranty on the vehicle being purchased or leased. Dealer will indemnify ABT for any third-party claims arising under any warranty. Nothing in this section shall be interpreted as preventing dealer from purchasing independent warranty coverage from a legitimate third party provider as long as the terms and conditions shall meet or exceed the minimum requirements set forth herein and on the ABT Website.

        (ii) VEHICLE PRICING: Dealer will provide prices ("Posted Prices") and vehicle information for display on the ABT Website of all vehicles posted to the Certified Pre-Owned CyberStore(R). Dealer agrees to price vehicles competitively within the market region in which they are located and to honor those prices as required by law. Dealer agrees and assumes all responsibility for educating dealership staff and sales personnel of the amount and duration of the advertised prices. Dealer, and not ABT, shall be solely responsible for the quality and accuracy of such information. ABT reserves the right to monitor the quality of the photos and information submitted. Dealer shall promptly correct any information or photo(s) deemed by ABT to be inaccurate or below necessary quality levels set forth in this Agreement. If Dealer fails to correct such photo image(s) or information within 72 hours of ABT's written notification thereof, ABT may remove the photo image(s) and/or information from its Website.

       (iii) VEHICLE RETURN POLICY: Except where expressly prohibited by law, Dealer will offer, in writing, a return option allowing a purchaser to return a vehicle to Dealer within 72 hours or 300 miles, whichever comes first. Provided there has been no damage to the vehicle, Dealer will refund 100% of the amount paid by the purchaser to the Dealer for the vehicle. In the event the vehicle is returned damaged, where permitted by state law, Dealer may withhold from the purchase price refund that amount that Dealer can prove was actually expended to repair the vehicle. Any tax or licensing charges as a result of withholding these funds shall be the sole responsibility of Dealer. Dealer will provide each purchaser the name and phone number of the Dealer employee to contact to exercise the repurchase option. Dealer will facilitate the purchaser's exercise of the option in good faith, and will use its reasonable efforts to maximize the purchaser's satisfaction with the repurchase experience. Dealer agrees to refund all amounts due to the purchaser within ten (10) business days. Nothing in this section shall prohibit the exchange of a vehicle for another vehicle of equal or greater value provided dealer and Purchaser shall mutually agree to such exchange.

        (iv) OUT OF AREA REPAIRS: Dealer will participate in the emergency repair system established by ABT. Nothing in this section shall be construed to prohibit Dealer or Purchase Requestor from abiding by the terms and conditions set forth in a third party provider warranty so long as terms and conditions of the Warranty coverage do not fall below the minimum standards set forth under this Agreement. Absent any third party coverage to the contrary, during the warranty period, the emergency repair system allows a purchaser of a Certified Pre-Owned CyberStore(R) vehicle who is more than 100 miles from their residence and encounters a situation where the vehicle is not operational (i.e. cannot be driven), to contact the nearest Certified Pre-Owned CyberStore(R) Dealer (the "Repairing Dealer") and have the Repairing Dealer perform any warranted service or repair. The Repairing Dealer or the Purchase Requestor must contact the dealership where the purchaser acquired the vehicle (the "Selling Dealer") prior to any repairs being performed and obtain authorization to repair the vehicle from the Selling Dealer. For covered items other than those that disabled the vehicle, the owner should return to the Selling Dealer. Where acceptable independent third party warranty coverage is not available to the Purchase Requestor, in the interest of customer satisfaction and improved inter-dealer relations, the resulting repair charges should be calculated on a negotiated basis between the involved dealers but in no event shall such costs to the selling dealer exceed an internal basis of "cost plus 25%" for parts and labor in all states, except for those states with higher mandates, in which states the applicable law will govern. In the event of a "major" repair (i.e. engine or transmission), the Selling Dealer will have the option of providing alternate transportation to the customer, retrieving the affected unit, and repairing the vehicle at the Selling Dealer's service location.

3.  DIGITAL IMAGES

        For each vehicle posted to the Certified PreOwned CyberStore(R), Dealer shall publish one digital image together with relevant information in accordance with this Agreement. Dealer may publish an unlimited number of used vehicle images on the Certified Pre-Owned CyberStore(R). Dealer shall produce such images in accordance with the specifications and guidelines set forth in Paragraph 5 below. Placement of new vehicle images on the Certified Pre-Owned CyberStore(R) is prohibited.

4.  DIGITAL CAMERAS

        At all time herein, Dealer shall provide and use a digital camera of the make and type compatible with ABT's computerized image uploading characteristics. In the event dealer does not own a digital camera, ABT shall provide one for dealer's use. In circumstances where ABT has provided dealer with a digital camera, if Dealer shall cancel this Agreement before the sixth
(6th) month anniversary and only in such event, Dealer shall promptly pay ABT the sum of Six Hundred Dollars ($600.00) in exchange for such camera. ABT will not accept a return of the camera in lieu of such payment unless the camera is returned unused, with its original packaging intact.

5.  SPECIFICATIONS AND GUIDELINES

        All vehicles placed on the Certified Pre-Owned CyberStore(R) shall be no more than seven (7) model years in age and have legitimate operating miles of 75,000 miles or less. All vehicle images shall (i) contain the vehicle as the sole subject matter of the image, and shall not contain any people, images of people, graphics, photos, artwork, overlays, signs, numbers, banners, balloons or any form of visual advertisement, or any other image that would have the effect of distracting from the vehicle; (ii) be side or angular photographs; and
(iii) be true and correct images of the vehicle, without retouching, modification, manipulation, or enhancement. ABT reserves the right to eliminate, without prior notice to Dealer, any vehicle image from the Certified Pre-Owned CyberStore(R) that does not meet the above criteria. Dealer and not ABT shall be solely responsible for any loss or damage to ABT or third parties resulting from dealer's failure to comply with the terms of this section.



Accepted:  [LEGAL_NAME]


Dealer Principal: _________________________________ Date: ______________________
                  [AA_1ST_NAME] [AA_LAST_NAME]
                  [AA_TITLE]

  ATTENTION DEALER: THIS IS A SUGGESTED SAMPLE USED VEHICLE BUYERS GUIDE FORM.
    OTHER THAN THE DURATION AND MILEAGE REQUIREMENT, THE SELLING DEALER SETS
      THE ACTUAL TERMS OF THE WARRANTY. PLEASE USE FTC APPROVED FORMS THAT
                  INCLUDE ALL STATE-MANDATED DISCLOSURES, ETC.

                               FRONT SIDE OF FORM

--------------------------------------------------------------------------------

                                LIMITED WARRANTY

                           ___FULL X LIMITED WARRANTY.

The dealer will pay 100% of the labor and 100% of the parts for the covered systems that fail during the warranty period. See reverse side of this form for the explanation of warranty coverage, exclusions, and the dealer's repair obligations.

SYSTEMS COVERED:                                          Duration:

Engine                Power steering               90 days or 3000 miles
Transmission          Power brakes                 whichever occurs first.
Transaxle                    Air Conditioning
Drive line                   Electrical      Rear end

*See below for systems and parts coverage.

TRAVEL REPAIR PROVISION. Absent independent third party warranty coverage to the contrary, a vehicle purchased through the Certified Pre-Owned CyberStore(R) that becomes inoperative when traveling over 100 miles from the originating dealer will be eligible for repair at Autobytel.com accredited dealerships. Travel repair service will be available throughout the U.S. and Canada via the Autobytel.com accredited dealer network. On major repairs, the selling dealer has the option of providing the customer with alternate transportation and repairing the unit at the selling dealer's location. A vehicle that is non-operational will be repaired sufficiently to return to the originating dealer where additional repairs can be completed. To take advantage of the Travel Repair Provision, customers may contact the originating dealer who will direct them to the nearest Autobytel.com accredited dealership, or inquire through the Autobytel.com Website for instructions and directions: www.autobytel.com. PLEASE NOTE: Appearance and convenience items will not be covered by the Travel Repair Provision, nor will light bulbs, fuses, alignments, adjustments, switches, oil filters, and other maintenance items. Failure to strictly comply with the terms and conditions of this limited warranty will cause this limited warranty to become null & void.

SERVICE CONTRACT. A service contract is available at an extra charge on this vehicle. Ask Your Dealer for details as to coverage, deductible, price, and exclusions.

PRE PURCHASE INSPECTION: Ask the dealer if You may have this vehicle inspected by Your mechanic either on or off the lot.


_____________  ________    ___________________   _____     __________
vehicle make   model       dealer stock number   year      vin number

--------------------------------------------------------------------------------

                       BACK SIDE OF SUGGESTED SAMPLE FORM


--------------------------------------------------------------------------------

                           ___FULL X LIMITED WARRANTY.

The dealer will pay 100% of the labor and 100% of the parts for the covered systems that fail during the warranty period. The following is the entire representation of coverage; no other systems or parts are suggested or implied. State law may give you additional rights.

Systems Covered:  Parts Covered:

Engine: All internally lubricated parts including timing chains, gears and cover, timing belt, pulleys and cover, oil pump and gears, water pump, valve covers, oil pan, manifolds, flywheel, harmonic balancer, engine mounts seals and gaskets, engine block, cylinder heads and turbocharger housing if damaged by the failure of internally lubricated parts.

Transmission/Transfer Case: All internally lubricated parts, torque converter, vacuum modulator, transmission mounts, seals and gaskets. (Manual clutch assembly and component parts are not covered)

Front wheel Drive: All internally lubricated parts, axle shafts, output shafts, and constant velocity joints, front hub bearings, seals and gaskets.

Rear wheel Drive: All internally lubricated parts, propeller shafts, supports and U-joints, drive shafts, axle shafts and bearings, seals and gaskets.

Brakes: Master cylinder, power booster, wheel cylinders, calipers, hydraulic lines and fittings. (ABS component parts are not covered.)

Steering: Steering gear housing and all internal parts, power steering pump, valve body and rack.

Electrical:  Alternator, generator, and starter.

Air Conditioner Compressor, evaporator core, condenser.

ALL SYSTEMS AND PARTS LISTED ABOVE ARE COVERED 90 DAYS
FROM PURCHASE OR 3000 MILES, WHICHEVER OCCURS FIRST.

NOTE: This Agreement is exclusively between the selling dealer and the customer. By accepting this Limited Warranty, Customer agrees to release autobytel.com inc. from all obligations with respect to the acquisition, service, or repair of the covered vehicle. Customer's failure to strictly adhere to the terms and conditions of this Limited Warranty shall result in loss of coverage.


_________________________________________        _______________________________
Autobytel.com Accredited Dealer/Date             Customer Signature/Date

--------------------------------------------------------------------------------

     135 POINT CERTIFIED PRE-OWNED CYBERSTORE(R) VEHICLE CHECKLIST (SAMPLE)


====================================================================================================================================
ADDRESS/LOCATION:

====================================================================================================================================
YR:        MAKE:      MODEL:                  BODY TYPE:                    ENGINE: 4 6 8 CYL          TRANS:

------------------------------------------------------------------------------------------------------------------------------------
VIN:                             COLOR:       LICENSE PLATE NO:                        MILEAGE:

====================================================================================================================================
                                 CIRCLE OPTIONS:                                WHEELS:

RADIO:  AM/FM CASSETTE    EQUALIZER    CD    CUSTOM:__________________________  ALLOY     CUSTOM:_____________

------------------------------------------------------------------------------------------------------------------------------------
INTERIOR:  VINYL    CLOTH    LEATHER    AIR BAGS 1 OR 2               SUN ROOF  AIR CONDITION:  YES    NO

------------------------------------------------------------------------------------------------------------------------------------
POWER:    WINDOWS     LOCKS      SEATS     STEERING      BRAKES/ABS             TILT           CRUISE            REAR DEFROSTER

------------------------------------------------------------------------------------------------------------------------------------
MAINTENANCE ITEMS:                                MECHANICAL AREA:        [X] OK     OR DESCRIBE DAMAGE      CIRCLE ONE     DOLLAR

====================================================================================================================================
ENGINE OIL              LOW DIRTY BURNED LEAKS    STARTING                                                   Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
TRANS FLUID             LOW DIRTY BURNED LEAKS    ENGINE                                                     Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
BRAKE FLUID             LOW DIRTY BURNED LEAKS    TRANSMISSION                                               Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
COOLANT                 LOW RUSTY BURNED LEAKS    DRIVE LINE                                                 Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
PWR STEERING            LOW DIRTY BURNED LEAKS    STEERING                                                   Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
BATTERY                 CORRODED LOW CHARGE       BRAKES 50% LINING                                          Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
BELTS                   SERPENTINE WORN           CLIMATE CONTROL                                            Repair         $
                                                                                                             Replace
------------------------------------------------------------------------------------------------------------------------------------
HOSES                   WORN                      SUSPENSION                                                 Repair         $
                                                                                                             Replace
====================================================================================================================================
BODY AREA:          [X] OK   OR DESCRIBE DAMAGE  CIRCLE ONE  DOLLAR  ELECTRICAL AREA: [X] OK  OR DESCRIBE DAMAGE  CIRCLE ONE  DOLLAR
====================================================================================================================================
WINDSHIELD                                       Repair      $       TAIL                                         Repair      $
                                                 Replace             LIGHTS                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
HOOD/COWL                                        Repair      $       PARKING                                      Repair      $
                                                 Replace             LIGHTS                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
GRILL                                            Repair      $       TURN                                         Repair      $
                                                 Replace             SIGNALS                                      Replace
------------------------------------------------------------------------------------------------------------------------------------
FRONT BUMPER                                     Repair      $       INTERIOR                                     Repair      $
                                                 Replace             LIGHTS                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
REAR BUMPER                                      Repair      $       HORN                                         Repair      $
                                                 Replace                                                          Replace
------------------------------------------------------------------------------------------------------------------------------------
HEADLIGHT ASSY'S                                 Repair      $       POWER                                        Repair      $
                                                 Replace             WINDOWS                                      Replace
------------------------------------------------------------------------------------------------------------------------------------
RIGHT FENDER                                     Repair      $       POWER                                        Repair      $
                                                 Replace             LOCKS                                        Replace
------------------------------------------------------------------------------------------------------------------------------------
RIGHT SIDE GLASS                                 Repair      $       POWER                                        Repair      $
                                                 Replace             SEATS                                        Replace
------------------------------------------------------------------------------------------------------------------------------------
RIGHT DOORS                                      Repair      $       MEMORY                                       Repair      $
                                                 Replace             SEAT                                         Replace
------------------------------------------------------------------------------------------------------------------------------------
RIGHT QUARTER                                    Repair      $       POWER                                        Repair      $
                                                 Replace             MIRROR                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
REAR GLASS                                       Repair      $       MEMORY                                       Repair      $
                                                 Replace             MIRROR                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
DECK LID                                         Repair      $       RADIO                                        Repair      $
                                                 Replace             AM/FM                                        Replace
------------------------------------------------------------------------------------------------------------------------------------
LEFT QUARTER                                     Repair      $       TAPE                                         Repair      $
                                                 Replace             PLAYER                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
LEFT DOORS                                       Repair      $       CD                                           Repair      $
                                                 Replace             PLAYER                                       Replace
------------------------------------------------------------------------------------------------------------------------------------
LEFT SIDE GLASS                                  Repair      $       CLOCK                                        Repair      $
                                                 Replace                                                          Replace
------------------------------------------------------------------------------------------------------------------------------------
LEFT FENDER                                      Repair      $       KEYLESS                                      Repair      $
                                                 Replace             ENTRY                                        Replace
------------------------------------------------------------------------------------------------------------------------------------
ROOF                                             Repair      $       ANTI-THEFT                                   Repair      $
                                                 Replace                                                          Replace
------------------------------------------------------------------------------------------------------------------------------------
WHEELS/COVERS                                    Repair      $       WINDSHIELD                                   Repair      $
                                                 Replace                                                          Replace
------------------------------------------------------------------------------------------------------------------------------------
TIRES 5/32" TREAD                                Repair      $       WINDSHIELD                                   Repair      $
                                                 Replace             WIPER                                        Replace
------------------------------------------------------------------------------------------------------------------------------------
SPARE TIRE W/JACK                                Repair      $       HOOD                                         Repair      $
                                                 Replace             RELEASE                                      Replace
------------------------------------------------------------------------------------------------------------------------------------
FRONT/REAR SEATS                                 Repair      $       TRUNK                                        Repair      $
                                                 Replace             RELEASE                                      Replace
------------------------------------------------------------------------------------------------------------------------------------
INTERIOR/DASH                                    Repair      $       GAS                                          Repair      $
                                                 Replace             DOOR                                         Replace
------------------------------------------------------------------------------------------------------------------------------------
EXTERIOR PAINT                                   Repair      $       SPEEDOMETER                                  Repair      $
                                                 Replace                                                          Replace
------------------------------------------------------------------------------------------------------------------------------------
OTHER:                                           Repair      $       ODOMETER                                     Repair      $
                                                 Replace                                                          Replace
====================================================================================================================================
                                                     CIRCLE CHOICE:                                               TOTAL:      $
THIS VEHICLE ______            WAS/WAS NOT TEST DRIVEN              OVERALL CONDITION:  GOOD    FAIR    POOR
====================================================================================================================================